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                                                                   Exhibit 10.43

                 ADDENDUM TO INITIAL STATES SETTLEMENT AGREEMENT
                 -----------------------------------------------

         This ADDENDUM TO INITIAL STATES SETTLEMENT AGREEMENT is entered into this _________ day of March, 1997 by and among the State of West Virginia, State of Florida, State of Mississippi, Commonwealth of Massachusetts, and State of Louisiana (collectively, "Initial States") and Brooke Group Ltd., a Delaware corporation ("Brooke Group"), Liggett & Myers, Inc., a Delaware corporation ("Myers"), and Liggett Group, Inc., a Delaware corporation (which with Myers, is hereinafter referred to as "Liggett").

         WHEREAS,

         A. On March 15, 1996, the State of West Virginia, the State of Florida, the State of Mississippi, the Commonwealth of Massachusetts, and the State of Louisiana, and Liggett and Brooke Group entered into a settlement (the "Initial Settlement") of the Actions brought by the foregoing States, pursuant to which Liggett agreed to make certain payments, comply with certain proposed regulations restricting the marketing and sale of cigarettes to minors and to offer certain cooperation in connection with the prosecution of such Actions against other Defendants, all in accordance with the terms of the Initial Settlement, a copy of which is annexed hereto as Appendix A.

         B. On March 20, 1997, eighteen States and Liggett and Brooke Group entered into a settlement (the "New Settlement") of the Actions brought by such eighteen states, pursuant to which Liggett agreed, among other things, to extend additional cooperation in connection with the prosecution of Attorneys General Actions against other Defendants than Liggett agreed to in the Initial Settlement and such other States agreed to exercise best efforts to ensure that the financial terms of any Global Settlement, legislative or otherwise, are no more onerous on, or less favorable to Brooke Group and Liggett than those set forth in the New Settlement, a copy of which is annexed hereto as Appendix B.

         C. The Initial Settling States and Liggett and Brooke Group wish to expand upon the Initial Settlement, through this Addendum to Settlement Agreement to provide for additional cooperation by the Settling Defendants with the Initial Settling States, and to provide Settling Defendants with assurances that the Initial Settling States will seek to ensure that any Global Settlement provide for financial terms for Liggett that reflect appropriate recognition of Liggett's cooperative efforts.

         NOW THEREFORE, in consideration of the foregoing and of the promises set forth in this Addendum to Settlement Agreement, the undersigned Attorneys General, on their own behalf and on behalf of their respective States, and Liggett and Brooke Group hereby stipulate and agree that the Initial Settlement shall be changed and amended as follows:



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         1. With respect to each of the Initial Settling States defined in the
Agreement of March 15, 1996 and March 1997 Brooke Group and Liggett, upon execution of this Amendment to the March 15, 1996 Agreement, shall cooperate in and facilitate reasonable third party discovery from Brooke Group and Liggett in connection with any Attorney Generals Action, provided that such information disclosed or provided by Brooke Group and/or Liggett is not disclosed to any third parties except as required by law, including non-settling Attorneys General.

         2. The March 15, 1996 Agreement shall be deemed amended to expressly include the following provisions from the March 1997 Attorneys General Agreement.

                  ss.4.1

                  ss.4.2

                  ss.4.3.1, ss.4.3.2, ss.4.3.3, ss.4.3.4

                  ss.4.5 to the extent this provision increases the required compliance with FDA Rules.

                  ss.4.8

                  ss.5

         3. The following sections shall be deleted from the March 15, 1996 Agreement or Amended as set forth below:

                  ss.4.1 is deleted

                  ss.4.4 is replaced by ss.4.7 of the March 1997 agreement.

                  ss.4.5 is amended by supplementing it with ss.4.8 of the March 1997 Agreement to the extent the provision of

                  ss.4.8 of the March 1997 Agreement require greater compliance with FDA Rules.

         4. Section 4 of the March 15, 1996 Agreement shall in all other respects remain in full force and effect.

         5. Section 5.7 is to be deleted from the March 15, 1996 Agreement.

         6. Section 8.2 of the March 15, 1996 Agreement shall be amended to substitute the words "Non-Settling Tobacco Companies" for the current word "Defendants".

         7. Section 16.12 of the March 15, 1996 Agreement will be retained for the continuing jurisdiction of the court over documents produced under this Agreement as amended.



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         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and date first written above.

                  STATE OF MISSISSIPPI               STATE OF LOUISIANA
                  By: /s/ Mike Moore                 By: /s/ Richard P. Leyoub
                      --------------                     ---------------------
                  Attorney General                   Attorney General


                  STATE OF WEST VIRGINIA             BROOKE GROUP LTD.
                  By: /s/ Darrell V. McGraw          By: /s/ Bennett S. LeBow
                      ---------------------              --------------------
                  Attorney General


                  STATE OF FLORIDA                   LIGGETT GROUP INC.
                  By: /s/ Robert Butterworth         By: /s/ Bennett S. LeBow
                      ----------------------             --------------------
                  Attorney General



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